Exhibit 10(g)

          FOURTH AMENDMENT TO MANAGEMENT AGREEMENT

                        April 3, 1995

     WHEREAS, as of May 13, 1981, a Management Agreement was entered into by LNH REIT, Inc. (formerly L&N Housing Corp) ("LNH"), L&N Housing Managers, Inc. and LOMAS FINANCIAL CORPORATION (formerly Lomas & Nettleton Financial
Corporation) ("Lomas") which was amended on October 17, 1988, February 12, 1992 and July 1, 1994 (the "Management Agreement"); and
     WHEREAS, Pursuant to the amendment of February 12, 1992, L&N Housing Managers, Inc. assigned all of its rights and duties under the Management Agreement to LNH REIT
Managers; and
     WHEREAS, the parties to the Management Agreement desire to amend further the Management Agreement to provide for the assignment by LNH REIT Managers to EGP Managers, Inc. ("EGP Managers") of all of LNH REIT Managers duties;
     NOW, THEREFORE, LNH REIT, Inc., EGP Managers, Inc. and
LNH REIT Managers agree as follows (all references to Sections are references to Sections of the Management
Agreement and terms not otherwise defined herein shall have the respective meanings set forth in the Management
Agreement):
          1. LNH REIT Managers hereby assigns to EGP Managers all of its rights and obligations under the Management Agreement.

          2. EGP Managers hereby agrees to perform LNH REIT Managers' obligations under the Management Agreement and to be bound to the terms thereof in all respects as if EGP Managers were a party to the Management Agreement in lieu of LNH REIT Managers. From and after the date of execution of this Amendment No. 4 to the Management Agreement ("Amendment No.4"), any reference in the Management Agreement to Manager shall mean EGP Managers.

          3. The assignment of the rights and obligations of LNH REIT Managers to EGP Managers pursuant to this Amendment No. 4 shall not be deemed a termination of the Management Agreement for any purpose.

          4. Any notice, report or other communication required or permitted to be given to EGP Managers hereunder shall be in writing unless some other method of giving such notice, report or communication is accepted by the party to whom it is given, and shall be given by being delivered or mailed (first class mail, postage prepaid) to:

               EGP Managers, Inc.
               300 One Jackson Place 188 East Capitol Street
               Jackson, MS  39201 Attention: N. Keith McKey

     IN WITNESS WHEREOF, The parties hereto have caused this Amendment No. 4 to be executed by their officers thereunto duly authorized as of the day and year first above written.

                                   LNH REIT, Inc.

By: \s\ N. Keith McKey
     ------------------
     Name: N. Keith McKey
     Title:  CFO

By: \s\ David H. Hoster
          Name: David H. Hoster
          Title:  Exec. V.P.

LNH REIT MANAGERS
By:  EGP MANAGERS, Inc.

By: \s\ N. Keith McKey
          Name: N. Keith McKey
          Title:  CFO

By: WALKER MANAGERS, L.P.,
     General Partner
By: BILLCO Inc., General Partner of
     Walker Managers, L.P.

By: \s\ James H. Daughdrill, III
    Name: James H. Daughdrill, III
    Title:  President

EGP MANAGERS, Inc.

By:  \s\ N. Keith McKey
    Name: N. Keith McKey
    Title:  CFO